TEMPLETON EMERGING MARKETS FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for March 8, 2021, at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Fund (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).   Additionally, while we anticipate that the Meeting will occur as planned on March 8, 2021, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants.  Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material.  If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

TEMPLETON EMERGING MARKETS FUND

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of Templeton Emerging Markets Fund (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on March 8, 2021, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.            The election of four Trustees of the Fund to hold office for the terms specified.

2.            The approval of a new Subadvisory Agreement with Franklin Templeton Investment Management Limited.

3.            The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2021.

By Order of the Board of Trustees,

Lori A. Weber

Vice President and Secretary

January 7, 2021

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MARCH 8, 2021

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at https://vote.proxyonline.com/franklin/docs/emf2021.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

TEMPLETON EMERGING MARKETS FUND

PROXY STATEMENT

◆INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Templeton Emerging Markets Fund (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on December 14, 2020, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about January 7, 2021.

On what issues am I being asked to vote?

You are being asked to vote on three Proposals:

1.            The election of four Trustees of the Fund;

2.            The approval of a new Subadvisory Agreement with Franklin Templeton Investment Management Limited (“FTIML”); and

3.            The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2021.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote:

1.        FOR the election of four Trustees of the Fund.

2.        FOR the approval of a new Subadvisory Agreement with FTIML.

3.        FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2021.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in-person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted “FOR” each Proposal.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card or voting instruction form to your broker rather than to the Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on December 14, 2020 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of December 14, 2020 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).   Additionally, while we anticipate that the Meeting will occur as planned on March 8, 2021, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants.  Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S Securities and Exchange Commission (“SEC”) as definitive additional soliciting material.  If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

◆THE PROPOSALS

PROPOSAL 1:    ELECTION OF TRUSTEES

How are nominees selected?

The Board of Trustees of the Fund (the “Board” or the “Trustees”) has a nominating committee (the “Nominating Committee”) consisting of Edith E. Holiday (Chairperson), J. Michael Luttig and Larry D. Thompson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

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The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

Who are the nominees and Trustees?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Trustees expire: Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade. These individuals have been nominated for three-year terms, set to expire at the 2024 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board and deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies within the Franklin Templeton fund complex.

Interested Trustees of the Fund hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 21% of its outstanding shares as of August 31, 2020. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton, is  primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board, Trustee and Vice President of the Fund, is the uncle of Gregory E. Johnson, a Trustee of the Fund. There are no other family relationships among the Trustees or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton has served as a chief executive officer of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec has served as a chief financial officer of a major corporation; Ann Torre Bates has served as a chief financial officer of a major corporation and as a board member of a number of public companies; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and thirteen years of experience as Executive Vice President and General Counsel of a major public company; Robert E. Wade has had more than thirty years’ experience as a solo practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Trustees are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton fund complex that they oversee.

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Nominees for Independent Trustee to serve until 2024 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	30

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), formerly, Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	30	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	126

Graham Holdings Company (education and media organization) (2011-present); and formerly, The Southern Company (energy company) (2014-May 2020; previously 2010-2012), Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-September 2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	30	El Oro Ltd (investments) (2003- 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
Independent Trustees serving until 2023 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	126	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	126

Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-May 2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	126

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA. (holding company) (2019-present); and formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	126	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Independent Trustee serving until 2022 Annual Meeting of Shareholders:
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1999	19	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

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Interested Trustees serving until 2022 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	126	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

  *      We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**      Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees. Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Trustees of the Fund are Independent Trustees.

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The following tables provide the dollar range of equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton fund complex beneficially owned by the Trustees as of December 14, 2020:

Independent Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Franklin Templeton Fund Complex
Harris J. Ashton..................................................................................................	$1—$10,000	Over $100,000
Ann Torre Bates.................................................................................................	$10,001—$50,000	Over $100,000
Mary C. Choksi..................................................................................................	None	Over $100,000
Edith E. Holiday.................................................................................................	$1—$10,000	Over $100,000
J. Michael Luttig................................................................................................	$10,001—$50,000	Over $100,000
David W. Niemiec.............................................................................................	None	Over $100,000
Larry D. Thompson...........................................................................................	$10,001—$50,000	Over $100,000
Constantine D. Tseretopoulos..........................................................................	None	Over $100,000
Robert E. Wade..................................................................................................	None	Over $100,000

Interested Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Franklin Templeton Fund Complex
Rupert H. Johnson, Jr........................................................................................	None	Over $100,000
Gregory E. Johnson...........................................................................................	None	Over $100,000

(1)        Dollar range based on NYSE closing price on December 14, 2020.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund’s investment manager (the “Investment Manager” or “TAML”), and various other service providers.

The Fund’s Independent Trustees constitute the sole independent Board members of 12 investment companies in the Franklin Templeton fund complex. As of January 1, 2018, each Independent Trustee is paid a $245,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $50,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a $10,000 annual retainer fee, together with a $3,000 fee per Audit Committee meeting attended, a portion of which is allocated to the Fund. David W. Niemiec, who serves as Chairman of the Audit Committee of the Fund and such other investment companies, receives an additional $15,000, for a total retainer fee of $25,000 per year, a portion of which is allocated to the Fund.

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During the fiscal year ended August 31, 2020, there were five meetings of the Board, six meetings of the Audit Committee, and two meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. No Trustees attended the Fund’s last annual meeting held on March 2, 2020.

Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. The Interested Trustees and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in the Franklin Templeton fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of multiple funds in Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Franklin Templeton Fund Complex(2)	Number of Boards within Franklin Templeton Fund Complex on which Trustee Serves(3)
Harris J. Ashton.............................................................................	$4,141	$640,000	36
Ann Torre Bates(4).........................................................................	$4,345	$664,313	15
Mary C. Choksi.............................................................................	$4,213	$680,000	36
Edith E. Holiday............................................................................	$4,445	$770,000	36
J. Michael Luttig...........................................................................	$4,345	$705,000	36
David W. Niemiec........................................................................	$4,414	$615,687	15
Larry D. Thompson......................................................................	$4,213	$680,000	36
Constantine D. Tseretopoulos.....................................................	$4,345	$308,000	12
Robert E. Wade(4)..........................................................................	$4,213	$597,000	15

(1)        Compensation received for the fiscal year ended August 31, 2020.

(2)        Compensation received for the 12 months ended September 30, 2020.

(3)        We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton currently includes 44 U.S. registered investment companies, with approximately 189 U.S. based funds or series.

(4)        Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

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Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member annually invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr.	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996

Please refer to the table “Interested Trustees serving until 2022 Annual Meeting of Shareholders” for additional information about Mr. Rupert H. Johnson, Jr.
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2012

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.
Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer— Finance and Administration	Since 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President—AML Compliance	Since 2016

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Manraj S. Sekhon (1969) 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	President and Chief Executive Officer— Investment Management	Since 2018

Principal Occupation During at Least the Past 5 Years:

Chief Investment Officer, Franklin Templeton Emerging Markets Equity; officer of four of the investment companies in Franklin Templeton; and formerly, Chief Executive and Chief Investment Officer, Fullerton Fund Management Company Ltd. (2011-2016).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2015

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

10

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE ELECTION OF EACH

OF THE NOMINEES TO THE BOARD.

PROPOSAL 2:    TO APPROVE A NEW SUBADVISORY AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

The Board, on behalf of the Fund, unanimously recommends that shareholders of the Fund vote to approve a new Subadvisory Agreement between TAML, as Investment Manager for the Fund, and FTIML (the “FTIML Subadvisory Agreement”).

Why is FTIML recommended to serve as the Fund’s subadviser?

The purpose of the proposed FTIML Subadvisory Agreement is to allow Andrew Ness to serve as a portfolio manager for the Fund. In April 2017, Chetan Sehgal, CFA, Director of Global Emerging Markets and Small Cap Strategies of Templeton Emerging Markets Group and portfolio manager of TAML, began serving as the sole portfolio manager of the Fund as part of a series of new portfolio manager assignments aimed to align portfolio management teams across fund offerings. Mr. Ness is a seasoned emerging markets equity portfolio manager who joined FT in 2018. Since then, he has jointly managed the FT Global Emerging Markets Strategy across FT’s affiliated entities with Mr. Sehgal. Messrs. Sehgal and Ness are currently co-portfolio managers of the Luxembourg and United Kingdom domiciled vehicles within the FT Global Emerging Markets Equity Strategy, which follow a similar investment process to the Fund. Thus, Management is now seeking to add Mr. Ness as a portfolio manager of the Fund. If the FTIML Subadvisory Agreement is approved, Messrs. Sehgal and Ness would serve as co-lead portfolio managers for the Fund. Because Mr. Ness is an employee of FTIML and not of TAML, the Board is being asked to approve FTIML as a subadviser to the Fund in order to allow Mr. Ness to serve as a portfolio manager for the Fund.

The addition of FTIML as a subadviser to the Fund will have no impact on the amount of investment management fees that are paid by the Fund or Fund shareholders because FTIML’s fees will be deducted from the fees that TAML receives from the Fund. Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated. The approval of the FTIML Subadvisory Agreement for the Fund will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Additional Information about TAML

TAML, with its principal offices at 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, is the Investment Manager for the Fund. TAML is organized as a public company limited by shares incorporated in Singapore, and is registered as an investment adviser with the SEC.

TAML serves as the Fund’s Investment Manager pursuant to an amended and restated investment management agreement dated July 1, 2013, as amended as of May 13, 2020. The Board most recently voted to renew the investment management agreement for the Fund on May 13, 2020.  The investment management agreement for the Fund was last submitted to the Fund’s sole initial shareholder on February 28, 2002 in connection with the redomestication of the Fund from a Maryland corporation to a Delaware statutory trust, which was approved by the Fund’s shareholders at a meeting held on August 26, 2002.

For the fiscal year ended August 31, 2020, the amount of investment management fees paid to TAML by the Fund was $3,300,796, after taking account of TAML’s agreement to waive its fees and reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. Before any such waivers, the Fund’s investment management fees totaled $3,340,721.

TAML is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, with its principal offices at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore, 038987, and an indirect wholly owned subsidiary of Resources. The following table sets forth the name and principal occupation of the principal executive officers and each director of TAML. Unless otherwise noted, the business address of the principal executive officers and each director in the table below is 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987.

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Name and Address	Position	Principal Occupation
Wai Kwok Wu 17th Floor Chater House 8 Connaught Road Central Hong Kong	Director	Senior Executive Vice President, Senior Managing Director, Deputy Director of Research, Director of Portfolio Administration for Templeton Emerging Markets Group.
Seh Kuan Lim	Director	Chief Accounting Officer – Asia for Corporate Accounting.
Manraj Singh Sekhon	Co-Chief Executive Officer and Director	Chief Investment Officer for Franklin Templeton Emerging Markets Equity Group.
Dora Seow	Co-Chief Executive Officer and Director	Country Head, Singapore, Institutional and Wholesale Business for Southeast Asia.
Tek-Khoan Ong	Director	Senior Executive Vice President, Managing Director and Director of Research for Templeton Emerging Markets Group.

Additional Information about FTIML

FTIML, with its principal offices at Cannon Place, 78 Cannon Street, London, England EC4N 6HL, is organized as a Private Limited Company in England, and is registered as an investment adviser with the SEC.

FTIML is a wholly owned subsidiary of Franklin Templeton Global Investors Limited, with its principal offices at 5 Morrison Street, Edinburgh, Scotland, EH3 8BH, Scotland, and an indirect wholly owned subsidiary of Resources. The following table sets forth the name and principal occupation of the principal executive officer and each director of FTIML. Unless otherwise noted, the business address of the principal executive officer and each director in the table below is Cannon Place, 78 Cannon Street, London, England EC4N 6HL.

Name and Address	Position	Principal Occupation
Caroline E. Carroll	Director	Director of Business Administration, EMEA and India Executives.
Paul M. Collins 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Global Head of Trading & Operations for Multi-Asset Solutions.
Kathleen M. Davidson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Chief Administration Officer and Director of International Business Development.
Martyn C. Gilbey	Chief Executive Officer and Director	Senior Director & United Kingdom Country Head
William Jackson 5 Morrison Street Edinburgh EH3 8BH Scotland	Director	Senior Vice President, Franklin Templeton Services.
Gwen L. Shaneyfelt One Franklin Parkway San Mateo, CA 94403	Director	Senior Vice President - Chief Accounting Officer, Global Accounting & Tax.

12

What are the material terms of the FTIML Subadvisory Agreement?

Below is a summary of the material terms of the FTIML Subadvisory Agreement. The following discussion is qualified in its entirety by reference to the form of FTIML Subadvisory Agreement attached as Exhibit B to this proxy statement.

Services. Subject to the overall policies, direction and review of the Board and subject to the instructions and supervision of TAML, FTIML will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.

Subadvisory Fees. Under the FTIML Subadvisory Agreement, TAML would pay FTIML a subadvisory fee of 50% of the “net investment advisory fee” paid by the Fund to TAML. The net investment advisory fee is defined in the FTIML Subadvisory Agreement to equal (i) 96% of an amount equal to the total investment management fee payable to TAML, minus any Fund fees and/or expenses waived and/or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC (“FT Services”) for fund administrative services.

Payment of Expenses. During the term of the FTIML Subadvisory Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under the FTIML Subadvisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Fund.

Brokerage. FTIML may place purchase and sale orders on behalf of the Fund and when, doing so, will seek to obtain the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The FTIML Subadvisory Agreement recognizes that FTIML may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with the Fund’s policies and procedures, the terms of the Fund’s investment management agreement, the Fund’s registration statement, and applicable law.

Limitation of Liability. The FTIML Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates will be subject to liability to TAML, the Fund, or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance. If shareholders of the Fund approve the FTIML Subadvisory Agreement, the FTIML Subadvisory Agreement will continue in effect for two years from the date of its execution, unless earlier terminated. The FTIML Subadvisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the Fund’s Independent Trustees at a meeting called for the purpose of voting on such approval, and either (a) the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act, as the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) a majority of the Board as a whole.

Termination. The FTIML Subadvisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to TAML and FTIML, or a 1940 Act Majority Vote of the Fund’s shareholders, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

What other investment companies are managed or subadvised by FTIML? [To be determined]

Following is a list of funds that are managed or subadvised by FTIML that have investment objectives and strategies similar to the Fund.

Name of Comparable Fund	Net Assets of Fund (in millions) (as of [3/31/20])	Annual Investment Management/ Subadvisory Fee	Investment Management/Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
[ ]	$[__]	$[__]	[__]

13

What fees were paid by the Fund to affiliates of TAML and FTIML during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of TAML and FTIML during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the FTIML Subadvisory Agreement?

At a meeting held on December 3, 2020 (the “December Board Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved, and recommended shareholder approval of, the FTIML Subadvisory Agreement between TAML, the Investment Manager, and FTIML, an affiliate of the Investment Manager, for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the FTIML Subadvisory Agreement.

The Board reviewed and considered information provided by the Investment Manager at the December Board Meeting with respect to the FTIML Subadvisory Agreement. The Board also reviewed and considered the factors it deemed relevant in approving the FTIML Subadvisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by FTIML; and (ii) the costs of the services to be provided by FTIML. The Board considered that management proposed that the Board approve the FTIML Subadvisory Agreement in order to facilitate certain portfolio management team enhancements. The Board reviewed and also considered the form of FTIML Subadvisory Agreement and the terms of the FTIML Subadvisory Agreement, noting that the terms and conditions of the FTIML Subadvisory Agreement were substantially identical to the terms and conditions of sub-advisory agreements for other FT mutual funds.

In approving the FTIML Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the FTIML Subadvisory Agreement are fair and reasonable and that the approval of the FTIML Subadvisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services. The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIML and currently being provided by TAML and its affiliates to the Fund and its shareholders. In particular, with respect to FTIML, the Board took into account that the FTIML Subadvisory Agreement would not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, quality and extent of investment subadvisory services to be provided by FTIML to the Fund and its shareholders under the FTIML Subadvisory Agreement; FTIML’s experience as manager of other funds and accounts, including those within the Franklin Templeton organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIML and FTIML’s capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FT organization.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Resources, the parent of TAML and FTIML, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton organization. The Board specifically noted Franklin Templeton’s commitment to enhancing services and controlling costs, as reflected in its recent outsourcing of certain administrative functions, and growth opportunities, as evidenced by its recent acquisition of the Legg Mason companies.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIML to the Fund and its shareholders.

Fund Performance. The Board noted its review and consideration of the performance results of the Fund in connection with the May 2020 annual contract renewal (the “Annual Contract Renewal”) of the Fund’s investment management agreement. The Board recalled its conclusion at that time that the Fund’s performance was satisfactory. The Board also noted the proposed portfolio management team enhancements for the Fund, and determined that, in light of these changes, additional time will be needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses. The Board reviewed and considered information regarding the investment subadvisory fee to be charged by FTIML. The Board noted that the addition of FTIML will have no impact on the amount of management fees that are currently paid by the Fund as FTIML will be paid by the Investment Manager out of the management fee that TAML receives from the Fund. The Board further noted that the allocation of the fee between TAML and FTIML reflected the services to be provided by each. The Board concluded that the proposed investment subadvisory fee is  reasonable.

14

Management Profitability and Economies of Scale. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with TAML had not changed as a result of the proposal to approve the FTIML Subadvisory Agreement.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the FTIML Subadvisory Agreement for an initial two year period.

THE BOARD UNANIMOUSLY RECOMMENDS A
VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:    RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, J. Michael Luttig and Constantine D. Tseretopoulos, all of whom are Independent Trustees and considered to be “independent” as that term is defined by the NYSE’s listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal controls.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated August 31, 2020, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending August 31, 2021. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending August 31, 2021, was recommended by the Audit Committee and approved by the Board on October 20, 2020. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS A
VOTE “FOR” PROPOSAL 3.

◆AUDITOR INFORMATION

Audit Fees.    The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $50,267 for the fiscal year ended August 31, 2020, and $46,834 for the fiscal year ended August 31, 2019.

Audit-Related Fees.    There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended August 31, 2020, and August 31, 2019.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended August 31, 2020, and August 31, 2019, there were no fees paid to PwC for such services.

15

Tax Fees.    There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2020, and August 31, 2019.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $0 for the fiscal year ended August 31, 2020, and $20,000 for the fiscal year ended August 31, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

All Other Fees.    The aggregate fees paid to PwC for products and services rendered by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended August 31, 2020, and $111 for the fiscal year ended August 31, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $137,944 for the fiscal year ended August 31, 2020, and $7,700 for the fiscal year ended August 31, 2019. The services for which these fees were paid included the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, and valuation services related to a fair value engagement.

Aggregate Non-Audit Fees.     The aggregate fees paid to PwC for non-audit services rendered by PwC to the Fund or to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $137,944 for the fiscal year ended August 31, 2020, and $27,811 for the fiscal year ended August 31, 2019.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures.    As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Rule 2-01(c)(7)(i) of Regulation S-X. As a result, the services described above that are subject to Audit Committee pre-approval and provided by PwC must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee pursuant to delegated authority.

Audit Committee Charter.    The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit C to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

Audit Committee Report.    The Audit Committee received the written disclosures and the letter(s) from PwC required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2020, for filing with the SEC.

16

AUDIT COMMITTEE

David W. Niemiec (Chairman)

Ann Torre Bates

J. Michael Luttig

Constantine D. Tseretopoulos

◆ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF TRUSTEES

Board Role in Risk Oversight.    The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues(e.g., COVID-19 related issues), either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of investments fair valued by management appraisal in the Fund’s portfolio, the reasons for such fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of investments that require special valuation considerations such as illiquid or certain fair valued investments. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves these procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure.    Seventy-five percent or more of the Fund’s Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

◆ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager.    The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with a branch office at The Chater House, 17th Floor, 8 Connaught Road Central, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

17

The Administrator.    The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to a subcontract for administrative services, FT Services performs certain administrative functions for the Fund. JPMorgan Chase & Co. (“JPMC”), 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Investment Manager paid FT Services administrative fees of $390,737 during the Fund’s most recently completed fiscal year for services provided to the Fund. FT Services pays JPMC a fee for the sub-administrative services it provides to the Fund from the fee it receives from the Investment Manager.

FT Services will continue to provide administrative services to the Fund after the Meeting.

The Transfer Agent.    The transfer agent, registrar and dividend disbursement agent for the Fund is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

The Custodian.    The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Financial Information.    The Fund’s latest audited financial statements and annual report for the fiscal year ended August 31, 2020, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders.    As of December 14, 2020, the Fund had [    ] shares outstanding and total net assets of $[    ]. The Fund’s shares are listed on the NYSE (NYSE: EMF). To the knowledge of the Fund’s management, as of December 14, 2020, there were no entities holding beneficially or of record more than 5% of the Fund’s outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
City of London Investment Group PLC.................................................................................	2,238,456 *	13.83%
City of London Investment Management Company Limited 77 Gracechurch Street London EC3U 0AS England

*         The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13F-HR filed with the SEC on November 13, 2020.

1607 Capital Partners, LLC.....................................................................................................	1,433,366 **	8.85%
13 S. 13th Street Suite 400 Richmond, VA 23219

**      The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13F-HR filed with the SEC on November 16, 2020.

[In addition, to the knowledge of the Fund’s management, as of December 14, 2020, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.]

Contacting the Board of Trustees.    If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

◆FURTHER INFORMATION ABOUT VOTING AND THE MEETING

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Solicitation of Proxies.    Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies. The costs to be paid to the Solicitor in connection with the Meeting are estimated to be between $107,587 – $148,477 which are proposed to be allocated to TAML.  The standard costs related to the preparation, printing and mailing of the proxy statement for the Meeting, which are estimated to be between $12,000 and $16,000, will be borne by the Fund.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Fund, and regular employees and agents of the Investment Manager or its affiliates, involved in the solicitation of the proxies are not reimbursed.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card or voting instruction form originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible) or by attending the Meeting in person.

Voting by Broker-Dealers.    The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on Proposals 1 and 3 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.  Because Proposal 2 is considered to be a non-routine matter under such Rules, broker-dealers will be unable to vote on such Proposal on behalf of their customers and beneficial owners without instruction from such customers and beneficial owners.

Quorum.    A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee has voted such shares in its discretion on Proposal 1 or 3, but (iii) the broker does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

Method of Tabulation.    Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Trustees, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on the Proposal at the Meeting. Proposal 2, to approve a new Subadvisory Agreement with FTIML and Proposal 3, ratification of the selection of the independent auditors, both require the affirmative vote of a 1940 Act Majority Vote. Generally, abstentions and broker non-votes on each Proposal will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” Proposals 2 and 3, but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval.

Adjournment.    The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with Delaware law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2020 annual meeting.

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Shareholder Proposals.    The Fund anticipates that its 2022 Annual Meeting of Shareholders will be held on or about March 7, 2022. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2022 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than September 9, 2021 in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by September 9, 2021, as described above, may nonetheless present a proposal at the Fund’s 2022 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund’s offices, of such proposal not earlier than October 8, 2021 and not later than November 7, 2021. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2022 Annual Meeting of Shareholders, the persons designated as proxies for the 2022 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by November 23, 2021. A shareholder proposal may be presented at the 2022 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a shareholder must comply with the following:

1.        A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s By-Laws; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Secretary of the Fund.

2.        A notice regarding a nomination for the election of a Trustee shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3.        A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

By Order of the Board of Trustees,

Lori A. Weber

Vice President and Secretary

January 7, 2021

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EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.        The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.       Board Nominations and Functions.

1.        The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.        The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.        The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.        The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.     Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.     Other Powers and Responsibilities.

1.        The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.        The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.        A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.        The Committee shall review this Charter at least annually and recommend any changes to the full Board.

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ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

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EXHIBIT B

SUBADVISORY AGREEMENT

TEMPLETON EMERGING MARKETS FUND

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the [__] day of [______] 2021, by and between TEMPLETON ASSET MANAGEMENT LTD., a public company limited by shares incorporated in Singapore (“TAML”), and FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED, a company limited by shares incorporated in England (“FTIML”).

WITNESSETH

WHEREAS, TAML and FTIML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, TAML, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to Templeton Developing Markets Trust (the “Fund”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TAML desires to retain FTIML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and FTIML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.    TAML hereby retains FTIML, and FTIML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

a.    Subject to the overall policies, direction and review of the Fund’s Board of Trustees (the “Board”) and to the instructions and supervision of TAML, FTIML agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. TAML will continue to have full responsibility for all investment advisory services provided to the Fund.

b.    Both FTIML and TAML may place all purchase and sale orders on behalf of the Fund.

c.    Unless otherwise instructed by TAML or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TAML or by the Board, FTIML shall report daily all transactions effected by FTIML on behalf of the Fund to TAML and to other entities as reasonably directed by TAML or the Board.

d.    For the term of this Agreement, FTIML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

e.    In performing its services under this Agreement, FTIML shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s registration statement, and in the Fund’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by TAML and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

f.    In carrying out its duties hereunder, FTIML shall comply with all reasonable instructions of the Fund or TAML in connection therewith.

B-1

2.    In performing the services described above, FTIML shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, FTIML may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement and registration statement, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or FTIML’s overall responsibilities with respect to accounts managed by FTIML. FTIML may use for the benefit of its other clients any such brokerage and research services that FTIML obtains from brokers or dealers. To the extent authorized by applicable law, FTIML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.    a.    TAML shall pay to FTIML a monthly fee in U.S. dollars equal to 50% of the net investment advisory fee payable by the Fund to TAML (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by FTIML during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to TAML shall equal (i) 96% of an amount equal to the total investment management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to Franklin Templeton Services, LLC for fund administrative services.

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TAML relating to the previous month.

b.    If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.    It is understood that the services provided by FTIML are not to be deemed exclusive. TAML acknowledges that FTIML may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). TAML agrees that FTIML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, FTIML may use information furnished by others to TAML and FTIML in providing services to other such Clients.

5.    FTIML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.    During the term of this Agreement, FTIML will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and TAML will be responsible for all of their respective expenses and liabilities.

7.    FTIML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TAML or the Fund in any way, or in any way be deemed an agent for TAML or the Fund.

8.    FTIML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where FTIML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.    This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Fund’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund’s Board of Trustees as a whole.

10.    a.    Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to TAML and FTIML, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by TAML or FTIML upon not less than sixty (60) days’ written notice to the other party.

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b.    This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between TAML and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.    a.    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of FTIML, neither FTIML nor any of its directors, officers, employees or affiliates shall be subject to liability to TAML or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

b.    Notwithstanding paragraph 11(a), to the extent that TAML is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by FTIML pursuant to authority delegated as described in Paragraph 1(a), FTIML shall indemnify TAML and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

c.    No provision of this Agreement shall be construed to protect any director or officer of TAML or FTIML from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, FTIML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. FTIML further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.    Upon termination of FTIML’s engagement under this Agreement or at the Fund’s direction, FTIML shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of FTIML and relate directly and exclusively to the performance by FTIML of its obligations under this Agreement; provided, however, that FTIML shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case FTIML shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or FTIML’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.    Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)    to TAML:

7 Temasek Boulevard
#38-03 Suntec Tower One
Singapore 038987
Facsimile: [__________]

(ii)    to FTIML:

Cannon Place
78 Cannon Street
London, England EC4N 6HL
United Kingdom
Facsimile: [____________]

B-3

16.    This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.    FTIML acknowledges that it has received notice of and accepts the limitations of the Fund’s liability as set forth in its Agreement and Declaration of Trust. FTIML agrees that the Fund’s obligations hereunder shall be limited to the assets of the Fund; and that FTIML shall not seek satisfaction of any such obligation from any shareholders of the Fund or from any trustee, officer, employee or agent of the Fund.

18.     Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

TEMPLETON ASSET MANAGEMENT LTD.

By:
Name: [Name]
Title: [Title]

FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED

By:
Name: [Name]
Title: [Title]
B-4

EXHIBIT C

FRANKLIN TEMPLETON

AUDIT COMMITTEE CHARTER

I. The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board. The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”) (“Disinterested Board members”).2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be an “audit committee financial expert,” as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission (“SEC”) Form N-CSR. The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.

If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund’s Committee. When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).

II. Purposes of the Committee.

The function of the Committee is to assist Board oversight of the Fund’s financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to prepare the Fund’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls.

1          This document serves as the Charter for the Committee of each U.S. registered investment company (a “Fund”) within Franklin Templeton, and each series thereof as applicable, including certain Exchange-listed Funds included on Appendix A hereto.

2          Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an “interested person” of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

It is the auditors’ responsibility to express an opinion on the Fund’s financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with GAAP.

Consistent with such allocation of functions, the purposes of the Committee are:

(a) To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

(b) To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c) To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements (primarily as they relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits);

(d) To approve prior to appointment the engagement of the Fund’s auditors and, in connection therewith, to review and evaluate the auditors’ qualifications, independence and performance, taking into account the opinions of management;

(e) To act as a liaison between the Fund’s auditors and the Board;

C-1

(f) to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the “Audit Committee Report”) for inclusion in the Fund’s annual proxy statement (NYSE- and NYSE American-listed Funds only); and

(g) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III. Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.

(b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)       pre-approval of all audit and audit related services;

(ii)      pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)     pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)     if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:

(A)     establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or

(B)     delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting;

subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

(d) To meet to review and discuss the Fund’s annual audited financial statements with management and the auditors, including reviewing the Fund’s disclosures under “Management’s Discussion of Fund Performance” (“MDFP”) in its annual shareholder report (All Funds). To meet to review and discuss the Fund’s semi-annual financial statements with management, including reviewing the Fund’s MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds and New Jersey/Alternative Strategies Funds only). Such meetings may be telephonic.

(e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

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(f) To receive and consider reports from the auditors:

(i)       as required by generally accepted accounting standards, including Auditing Standard (“AS”) No. 1301 (Communications with Audit Committees);

(ii)      annually and by update as required by SEC Regulation S-X, regarding:

(A)     all critical accounting policies and practices of the Fund to be used;

(B)     all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(C)     other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

(D)     all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;

(iii)     at least annually regarding the auditors’ internal quality-control procedures; and

(iv)     at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

(g) To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(h) In considering the independence of the auditors:

(i)       at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

(ii)      to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors’ independence;

(iii)     to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and

(iv)     to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

(i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(j) To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.

(k) To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(l) To review communications from the Fund’s Chief Executive Officer – Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.

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(m) In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):

(i)       to review and discuss the audited financial statements of the Fund with management;

(ii)      to discuss with the auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

(iii)     to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor’s independence; and

(iv)     based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund’s annual report on Form N-CSR for the last fiscal year for filing with the SEC.

(n) To review and discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. (NYSE-listed Funds only)

(o) To review and discuss the Fund’s processes with respect to risk assessment and risk management.

(p) To set clear policies relating to the hiring by entities within Franklin Templeton of employees or former employees of the auditors.

(q) To evaluate, as either part of the full Board or as a Committee, its performance at least annually.

(r) To review potential conflict of interest situations where appropriate in connection with the Fund’s ongoing review of all related party transactions.

(s) To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i)       determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii)      if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii)     at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)     acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)      otherwise respond to evidence of a material violation.

IV.     Other Functions and Procedures of the Committee.

(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall meet separately, periodically, with management and with the auditors.

(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.

(c) The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.

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(d) The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(e) The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

(f) The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, or the qualifications, performance and independence of the Fund’s auditors, and make such recommendations as the Committee may deem necessary or appropriate.

(g) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board. The Board shall adopt and approve this Charter and may amend it on its own motion.

(h) The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

(i) Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the “Investment Manager”), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager’s voting recommendation).

(j) To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time. (Exchange-listed Funds only)

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Appendix A

Amended as of October 1, 2020

EXCHANGE-LISTED FUNDS

Funds listed on New York Stock Exchange LLC (“NYSE-listed Funds”)

Franklin Universal Trust

Templeton Dragon Fund, Inc.

Templeton Emerging Markets Fund

Templeton Emerging Markets Income Fund

Templeton Global Income Fund

Fund listed on NYSE American LLC (“NYSE American-listed Fund”)

Franklin Limited Duration Income Trust

Funds listed on NYSE Arca, Inc.

Franklin ETF Trust

Franklin Liberty Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Europe Hedged ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF

Franklin Liberty Investment Grade Corporate ETF

Franklin Liberty Federal Tax-Free Bond ETF

Franklin Liberty Systematic Premia ETF

Franklin Liberty Ultra Short Bond ETF

Franklin Liberty U.S. Core Bond ETF

Franklin Liberty U.S. Low Volatility ETF

Franklin Liberty U.S. Treasury Bond ETF

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

Franklin LibertyQ International Equity Hedged ETF

Funds listed on Cboe BZX Exchange, Inc.

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Franklin Templeton ETF Trust

Franklin Disruptive Commerce ETF

Franklin Genomic Advancements ETF

Franklin Intelligent Machines ETF

Franklin Liberty High Yield Corporate ETF

Franklin Liberty International Aggregate Bond ETF

Franklin Liberty Senior Loan ETF

Franklin LibertyQ U.S. Equity ETF

Franklin LibertyQ U.S. Mid Cap Equity ETF

Franklin LibertyQ U.S. Small Cap Equity ETF

C-7

TLEMF PROXY 12/20

PROXY CARD

FRANKLIN TEMPLETON

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER
REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. By **PHONE** with a live operator when you call (800) 269-6427 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time
3. By **Interactive Voice Response** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

CONTROL NUMBER 123456789101

TEMPLETON EMERGING MARKETS FUND

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 8, 2021

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Emerging Markets Fund (the "Fund") and appoints CHRISTINE A. DEPREE, BRIAN H. LAWRENCE and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on March 8, 2021, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This proxy is solicited by the Board of Trustees on behalf of the Fund.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 269-6427**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The proxy statement for this Meeting is available on the Internet at:
https://vote.proxyonline.com/franklin/docs/emf2021.pdf

TEMPLETON EMERGING MARKETS FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign, absent written notice to the contrary from either owner. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND AND DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING ☐

	FOR ALL	WITHOLD ALL	FOR ALL, EXCEPT
1. **Election of Trustees:** (a) Ann Torre Bates (b) David W. Niemiec (c) Larry D. Thompson (d) Robert E. Wade	O	O	O

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

	FOR	AGAINST	ABSTAIN
2. **The approval of a new Subadvisory Agreement with Franklin Templeton Investment Management Limited.**	O	O	O
3. **The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2021.**	O	O	O

THANK YOU FOR VOTING